Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

Name	Formation Jurisdiction
Altona Properties Pty Ltd. (37.4% owned)	Australia
Auseon Limited	Australia
Avient Argentina S.A. (f/k/a Clariant Plastics & Coatings (Argentina) S.A.)	Argentina
Avient Austria GmbH (f/k/a Performance Masterbatches Austria GmbH)	Austria
Avient Belgium S.A. (f/k/a PolyOne Belgium S.A.)	Belgium
Avient Brasil Ltda. (f/k/a ColorMatrix do Brasil Indústria e Comércio de Pigmentos e Aditivos Ltda.)	Brazil
Avient Canada ULC (f/k/a PolyOne Canada ULC)	Canada
Avient Canada-Australia S.à r.l (f/k/a PolyOne Canada-Australia S.à r.l.)	Luxembourg
Avient Chile SpA (f/k/a Performance Masterbatches (Chile) S.p.A.)	Chile
Avient China Co., Ltd. (f/k/a PolyOne Chuzhou Co., Ltd.)	China
Avient Colombia S.A.S. (f/k/a Clariant Plastics & Coatings (Colombia) S.A.S.)	Colombia
Avient Colorant Solutions MX, S. de R.L. de C.V. (f/k/a Performance Masterbatches Serv, S. de R.L. de C.V.)	Mexico
Avient Colorants Belgium SA (f/k/a Clariant Plastics & Coatings SA)	Belgium
Avient Colorants Brasil Ltda. (f/k/a Clariant Plastics & Coatings Brasil Indústria Qúimica Ltda.)	Brazil
Avient Colorants Canada Inc. (f/k/a Clariant Plastics & Coatings Canada Inc.)	Canada
Avient Colorants France (f/k/a Clariant Plastics & Coatings (France))	France
Avient Colorants FZE (f/k/a Clariant Plastics and Coatings FZE)	United Arab Emirates
Avient Colorants Germany GmbH (f/k/a Performance Masterbatches Germany GmbH)	Germany
Avient Colorants Guangzhou Ltd. (f/k/a Clariant Material Science (Guangzhou) Ltd.)	China
Avient Colorants Ireland Ltd. (f/k/a Clariant Plastics & Coatings (Ireland) Ltd.)	Ireland
Avient Colorants Italy Srl (f/k/a Clariant Plastics & Coatings (Italia) S.p.A.)	Italy
Avient Colorants Malaysia (f/k/a Clariant Masterbatches (Malaysia) Sdn Bhd)	Malaysia
Avient Colorants MX, S.A. de C.V. (f/k/a Performance Masterbatches MX, S.A. de C.V.)	Mexico
Avient Colorants Netherlands B.V. (f/k/a Clariant Plastics & Coatings (The Netherlands) B.V.)	Netherlands
Avient Colorants Poland Sp. z.o.o. (f/k/a Clariant Plastics & Coatings (Polska) Sp. z.o.o.)	Poland
Avient Colorants (RUS) LLC (f/k/a Clariant Plastics and Coatings (RUS) LLC)	Russia
Avient Colorants Shanghai Ltd. (f/k/a Clariant Masterbatches (Shanghai) Ltd.)	China
Avient Colorants Singapore Pte. Ltd. (f/k/a Performance Masterbatches Singapore Pte. Ltd.)	Singapore
Avient Colorants Spain S.A. (f/k/a Clariant Plastics & Coatings (Ibérica) S.A.)	Spain
Avient Colorants Sweden AB (f/k/a Clariant Plastics & Coatings (Nordic) AB)	Sweden
Avient Colorants Switzerland AG (f/k/a Performance Masterbatches Switzerland AG)	Switzerland
Avient Colorants (Thailand) Ltd. (f/k/a Clariant Plastics & Coatings (Thailand) Ltd.)	Thailand
Avient Colorants UK Ltd. (f/k/a Clariant Plastics & Coatings (UK) Ltd.)	United Kingdom
Avient Colorants USA LLC (f/k/a Clariant Plastics & Coatings USA LLC)	Delaware
Avient de Mexico Distribution, S. de R.L. de C.V. (f/k/a PolyOne de Mexico Distribution, S. de R.L. de C.V. )	Mexico
Avient de Mexico S.A. de C.V. (f/k/a PolyOne de Mexico S.A. de C.V.)	Mexico
Avient Deutschland GmbH (f/k/a PolyOne Deutschland, GmbH)	Germany

Avient ECCOH High Performance Solutions GmbH (f/k/a PolyOne Color and Additives Germany, GmbH)	Germany
Avient Engineered Films, LLC (f/k/a PolyOne Engineered Films, LLC)	Virginia
Avient Espana S.L.U. (f/k/a PolyOne España, S.L.)	Spain
Avient Europe, Inc. (f/k/a PolyOne Europe, Inc.) (duly incorporated with Avient Europe S.à r.l.)	Delaware
Avient Europe Finance S.à r.l (f/k/a PolyOne Europe Finance S.à r.l.)	Luxembourg
Avient Europe S.à r.l (f/k/a PolyOne Europe S.à r.l.) (duly incorporated with Avient Europe, Inc.)	Luxembourg
Avient Finance Ltd. (f/k/a PolyOne Finance Ltd.)	Cyprus
Avient Finland OY (f/k/a Clariant Plastics & Coatings (Finland) OY)	Finland
Avient Funding Corporation (f/k/a PolyOne Funding Corporation)	Delaware
Avient Global S.à r.l. (f/k/a PolyOne Global S.à r.l.)	Luxembourg
Avient Guatemala S.A. (f/k/a Clariant (Guatemala) S.A. )	Guatemala
Avient Hong Kong Holding Limited (f/k/a PolyOne Hong Kong Holding Limited)	Hong Kong
Avient Intellectual Property Ltd. (f/k/a PolyOne Intellectual Property Ltd.)	Cyprus
Avient International Finance Unlimited Company (f/k/a PolyOne International Finance Unlimited Company)	Ireland
Avient International Real Estate Corporation (f/k/a PolyOne International Real Estate Corporation)	Ohio
Avient International S.à r.l. (PolyOne International S.à r.l.)	Luxembourg
Avient Japan K.K. (f/k/a Performance Masterbatches (Japan) K.K.)	Japan
Avient Korea, Ltd. (f/k/a PolyOne Korea, Ltd.)	Korea
Avient Limited (f/k/a PolyOne Limited)	Cyprus
Avient LLC (f/k/a PolyOne LLC)	Delaware
Avient Luxembourg S.à r.l. (f/k/a PolyOne Luxembourg S.à r.l)	Luxembourg
Avient Material Solutions CR s.r.o. (f/k/a PolyOne CR s.r.o.)	Czech Republic
Avient Material Solutions UK Limited (f/k/a PolyOne Corporation UK Limited )	United Kingdom
Avient New Zealand Limited (f/k/a Clariant (New Zealand) Ltd.)	New Zealand
Avient Pakistan (Private) Limited (f/k/a Clariant Chemical Pakistan (Pvt) Ltd.)	Pakistan
Avient Puerto Rico, LLC (f/k/a PolyOne Puerto Rico, LLC)	Puerto Rico
Avient S.à r.l. (f/k/a PolyOne S.à r.l. )	Luxembourg
Avient Saudi Industries Co. Ltd. (f/k/a Juffali-PolyOne Master Batches Company)	Saudi Arabia
Avient Singapore Pte Ltd (f/k/a PolyOne Singapore Pte Ltd)	Singapore
Avient South Africa (PTY) Ltd. (f/k/a ACP Solutions Southern Africa (PTY) LTD)	South Africa
Avient Sweden A.B. (f/k/a PolyOne Sweden A.B.)	Sweden
Avient Switzerland GmbH (f/k/a Clariant Plastics & Coating AG)	Switzerland
Avient Taiwan Co., Ltd. (f/k/a Clariant Plastics & Coatings (Taiwan) Co., Ltd.)	Taiwan
Avient (Thailand) Co., Ltd. (f/k/a PolyOne (Thailand) Co., Ltd.)	Thailand
Avient Th. Bergmann GmbH (f/k/a PolyOne Th. Bergmann GmbH)	Germany
Avient Turkey Mühendislik Polimerleri Sanayi ve Ticaret A.S. (f/k/a PolyOne Tekno Polimer Mühendislik Plastikleri San. ve Tic. A.S.)	Turkey
Avient Turkey Renklendirici ve Katki Maddeleri Sanayi ve Ticaret Anonim Sirketi (f/k/a Clariant Turkey Plastik, Boya ve Kimyevi Maddeler Sanayi)	Turkey
Avient UK Finance Limited (f/k/a PolyOne UK Finance Limited)	United Kingdom
Avient Vietnam Company Limited (f/k/a Clariant (Vietnam) Ltd. )	Vietnam
Braspenco Indústria de Compostos de Plásticos Ltda.	Brazil
Burton Rubber Company	Delaware

Butler Brothers, Inc. (49% owned)	Minnesota
Chromatics, Inc.	Connecticut
Clariant Masterbatches (Saudi Arabia) Ltd.	Saudi Arabia
Colorant Chromatics AB	Finland
Colorant Chromatics AG	Switzerland
Colorant Chromatics Europe B.V.	Netherlands
Colorant Chromatics Trading Shanghai, Ltd.	China
Colorant GmbH	Germany
ColorMatrix Argentina S.A.	Argentina
ColorMatrix Asia Limited	Hong Kong
ColorMatrix-Brazil, LLC	Ohio
ColorMatrix Corporation, The	Ohio
ColorMatrix Europe BV	Netherlands
ColorMatrix Europe Limited	United Kingdom
ColorMatrix Group, Inc.	Delaware
ColorMatrix Holdings, Inc.	Delaware
ColorMatrix Plastic Colorant (Suzhou) Co. Ltd.	China
ColorMatrix Russia LLC	Russia
ColorMatrix South Africa (Pty) Ltd.	South Africa
ColorMatrix UK Holdings Limited	United Kingdom
ColorMatrix UK Limited	United Kingdom
COMPTEK Kunststoffverarbeitung GmbH	Germany
Conexus, LLC	Nevada
Fiber-Line Asia Pacific B.V.	Netherlands
Fiber-Line Asia Pacific (Changzhou) Co., Ltd.	China
Fiber-Line Asia Pacific (Shanghai) Co., Ltd.	China
Fiber-Line Holding B.V.	Netherlands
Fiber-Line International B.V.	Netherlands
Fiber-Line, LLC	Delaware
Fiber-Line Management, Inc.	Delaware
Franklin-Burlington Plastics, Inc.	Delaware
Glasforms, Inc.	California
GLS Hong Kong Limited	Hong Kong
GLS International, Inc.	Illinois
GLS Thermoplastic Alloys (Suzhou) Co., Ltd.	China
GLS Trading (Suzhou) Co., Ltd.	China
GSDI Specialty Dispersions, Inc.	Ohio
Hanna France S.à r.l.	France
Hanna-Itasca Company	Delaware
Hanna Proprietary Limited	Delaware
Hansand Steamship Company (33% owned)	Delaware
IQAP Czech, s.r.o.	Czech Republic
IQAP Masterbatch Group, S.L.	Spain
Kimberly Iron (14% owned)	Michigan
Laconian Holding Company	Missouri

L. E. Carpenter & Company	Delaware
MAG International (50% owned)	Delaware
Magenta Master Fibers S.r.l.	Italy
Magenta Master Fibers (Shanghai) Co., Ltd.	China
Magna Colours Holdings Limited	United Kingdom
Magna Colours Limited	United Kingdom
M.A. Hanna Asia Holding Company	Delaware
M.A. Hanna Export Services Corp.	Barbados
M.A. Hanna Plastic Group, Inc.	Michigan
NEU Specialty Engineered Materials, LLC	Ohio
O’Sullivan Plastics, LLC	Nevada
Paramont Coal Company (50% owned)	Virginia
Pilot Knob Pellet Co. (50% owned)	Missouri
PlastiComp Europe GmbH	Germany
PlastiComp, Inc.	Minnesota
POL Development, Inc. (f/k/a Geon Development, Inc.)	Ohio
POL Laconian de Mexico Holding Company, S de R.L. de C.V.	Mexico
POL Luxembourg Holding Company, S.a r.l	Luxembourg
POL Mexico Holdings, LLC	Missouri
Polymer Diagnostics, Inc.	Ohio
PolyOne Company Australia Limited, The (f/k/a The Geon Company Australia Limited)	Australia
PolyOne Costa Rica S.A.	Costa Rica
PolyOne Distribution Trading (Shanghai) Co. Ltd.	China
PolyOne Europe Logistics S.A.	Belgium
PolyOne France S.A.S.	France
PolyOne Hungary, Ltd.	Hungary
PolyOne International Ltd.	British Virgin Islands
PolyOne International Trading (Shanghai) Co., Ltd.	China
Polyone Italy S.r.l.	Italy
PolyOne Japan K.K.	Japan
PolyOne Management (Shanghai) Co. Ltd.	China
PolyOne Poland Manufacturing, Sp.z.o.o.	Poland
PolyOne Polimeks Plastik Tic. ve San. A.Ş	Turkey
PolyOne Polymer (Tianjin) Co., Ltd.	China
PolyOne Polymers India Pvt. Ltd.	India
PolyOne (Shanghai) Co., Ltd. (a/k/a PolyOne Shanghai, China)	China
PolyOne Shenzhen Co. Ltd.	China
PolyOne Polymer (Suzhou) Co., Ltd. (a/k/a PolyOne Suzhou, China)	China
PolyOne Tekno Ticaret Mühendislik Plastikleri San. ve Tic. A.S.	Turkey
PolyOne Termoplásticos do Brasil Ltda.	Brazil
PT Avient Colorants Indonesia (f/k/a P.T. Clariant Plastics and Coatings Indonesia)	Indonesia
RA Products, Inc.	Michigan
Regalite Plastics, LLC	Massachusetts
Rutland DCC Inc Manufacturing Private Limited (50 % owned)	India
Rutland Europe Limited	United Kingdom

Rutland Group, Inc.	Delaware
Rutland Holding Company	Delaware
Rutland Intermediate Holding Company	Delaware
Rutland International Limited	United Kingdom
Rutland Plastics, Inc.	Florida
Seola ApS	Denmark
Servicios Factoria Barbastro, S.A. (50% owned)	Spain
Shanghai Colorant Chromatics Co., Ltd.	China
Shawnee Holdings, LLC	Virginia
SilCoTec, Inc.	Indiana
Sociedad Quimica Alemana S.A.	Peru
Spartech, S.A.S.	France
Uniplen Indústria de Polimeros Ltda.	Brazil